Capital and financing transactions	3 Months Ended
Jan. 31, 2022
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Capital and financing transactions

11.	Capital and financing transactions
Subordinated debentures
On February 1, 2022, the Bank announced its intention to redeem all outstanding $1,250 million 2.58% Subordinated Debentures
(Non-Viability
Contingent Capital (NVCC)) due March 30, 2027, at 100% of their principal amount plus accrued interest to the redemption date. The redemption is expected to occur on March 30, 2022.
Common shares
Normal Course Issuer Bid
On November 30, 2021, the Bank announced that OSFI and the Toronto Stock Exchange (TSX) approved its normal course issuer bid (the “2022 NCIB”) pursuant to which it may repurchase for cancellation up to 24 million of the Bank’s common shares. Purchases under the 2022 NCIB commenced on December 2, 2021, and will terminate upon earlier of: (i) the Bank purchasing the maximum number of common shares under the 2022 NCIB, (ii) the Bank providing a notice of termination, or (iii) December 1, 2022. On a quarterly basis, the Bank will notify OSFI prior to making purchases.
During the quarter ended January 31, 2022, the Bank repurchased and cancelled approximately 12.4 million common shares at an average price of $87.28 per share for a total amount of $1,086 million.
No repurchases of common shares were made during the three months ended January 31, 2021.
Preferred shares and other equity instruments
Preferred Shares
On January 27, 2022, the Bank redeemed all outstanding
Non-cumulative
Preferred Shares Series 38 at their face amount of $
500

million, together with all dividends declared on November 30, 2021.